                          SHEPMYERS INVESTMENT COMPANY


                          ANNUAL REPORT TO SHAREHOLDERS


                                December 31, 1995



                                  P.O. Box 339
                           Hanover, Pennsylvania 17331

                          SHEPMYERS INVESTMENT COMPANY
                                  P.O. Box 339
                           Hanover, Pennsylvania 17331

February 8, 1996

To Our Shareholder:


We are pleased to send you the Annual Report reflecting the Company's financial position for the year ended December 31, 1995.

Although the Federal Reserve raised the Discount Rate by one half of one percent during the course of 1995, longer-term rates declined steadily throughout the year. Bond investors were cheered by the Fed's ability to seemingly control inflation by slowing the economy without inducing a recession. Additionally, investors were finally able to exhibit optimism over meaningful progress on the budget deficit. These factors combined to create the highest government bond market returns since 1986. Municipal yields fell substantially during 1995 with the yield on the Bond Buyer Index falling from 6.97% at the end of 1994 to only 5.44% by year-end. The portfolio's net asset value, which moves in the opposite direction of interest rates, rose to $20.49 at December 31, 1995 from $19.81 on December 31, 1994.

The portfolio continues to deliver a high-quality, diversified stream of income to shareholders while maintaining a conservative 5.6 year average maturity. Eighty-eight percent of the bonds currently held are rated at least "AA-" by either Standard & Poor's or Moody's Investor's Services. The portfolio represents diversification among issuers in 24 states, minimizing the risk associated with economic events occurring in any one state or geographic region. While the longest maturity is only 14 years, currently 73% of the bonds mature within the next 8 years.

On behalf of the Board of Directors, I am pleased to report the declaration of an extra dividend totaling $.42 per share from earnings generated by the Company during 1995. This is payable March 1, 1996 to shareholders of record February 22, 1996. This brings the total distributions from 1995 earnings to $1.02.

To assist you in the preparation of your 1995 income tax returns, listed below are certain tax attributes concerning the dividends paid to you during 1995.

          1. All distributions to you during 1995 represented tax-exempt interest dividends for federal income tax purposes.

          2. For Pennsylvania residents, 35.63% of the federally tax-exempt interest dividends should be considered Pennsylvania exempt-interest dividends and are not subject to Pennsylvania Personal Income Tax in 1995.

We appreciate the confidence you have expressed in the Board and welcome your questions and suggestions.

Sincerely,

s/ Paul E. Spears
Paul E. Spears
President and Chairman of the Board

                          Shepmyers Investment Company

                       Statement of Assets and Liabilities


                                December 31, 1995



Assets
Investments at market value (cost $14,923,738)                     $15,636,649
Cash                                                                     1,000
Accrued interest receivable and other assets                           252,810
                                                                   -----------
Total assets                                                        15,890,459

Liabilities
Dividends payable                                                      115,236
Accrued liabilities                                                     30,711
                                                                   -----------
Total liabilities                                                      145,947
                                                                   -----------
Net assets at market, applicable to 768,238 outstanding common
shares, equivalent to $20.49 a share                               $15,744,512
                                                                   ===========



See accompanying notes.

                          Shepmyers Investment Company

                                   Investments


                                December 31, 1995


Principal                                                                                               Market
 Amount              Description                                                                         Value
 ------              -----------                                                                        ------



                     Highway construction bonds--2.68%
$210,000             Kansas State Highway Bonds, Series 1985, 9.00%, due
                              7/1/96, callable 7/1/94 at 100 (MBIA)                                     $ 215,481
200,000              Illinois Toll Highway Bonds, 6.35%, due 1/1/00,
                     callable 1/1/96 at 102                                                               203,840
                                                                                                       ----------
                     Total highway construction bonds                                                     419,321

                     Housing finance agency bonds--9.17%
150,000              New Jersey Housing and Mortgage Finance Authority,
                              4.80%, due 11/1/96                                                          151,155
100,000              Connecticut State Housing Financial Authority, 6.60%,
                              due 11/15/96                                                                102,250
190,000              Massachusetts Housing Finance Agency, 6.75%,
                              due 6/1/99, callable 12/1/96 at 102                                         198,550
140,000              Minnesota Housing Finance Agency, Single Family
                              Mortgage, 6.80%, due 1/1/99, callable 1/1/96 at                             146,300
                              102
100,000              Oregon State Housing and Community Service
                              Department, Single Family Mortgage, 4.20%,
                                     due 7/1/99                                                           100,000
300,000              Virginia State Housing Authority, Series A, 7.15%,
                                    due 7/1/99                                                            314,250
400,000              Pennsylvania Housing Finance System, Single Family
                              Mortgage, Series S, 7.25%, due 10/1/03                                      422,000
                                                                                                       ----------
                     Total housing finance agency bonds                                                 1,434,505

                     General obligation bonds--51.03%
350,000              Los Angeles County Certificates of Participation,
                              Multiple Cap Facilities, 5.50%, due 11/1/96                                 354,410
200,000              Connecticut State, Series A, 5.25%, due 3/15/97                                      203,880
200,000              Vermont Muni Bond Bank, 6.50%, due 12/1/97                                           209,040
200,000              Port Corpus Christi Authority, 4.40%, due 2/1/98                                     201,080


See accompanying notes.








                          Shepmyers Investment Company

                             Investments (continued)


                                December 31, 1995



Principal                                                                                               Market
 Amount              Description                                                                         Value
 ------              -----------                                                                        ------

                     General obligation bonds--51.03% (continued)
$400,000             Pittsburgh, Pennsylvania, 6.875%, due 3/1/98,
                                   callable 3/1/97 at 102 (FGIC)                                        $ 419,640
175,000              Birmingham, Alabama, 7.00%, due 7/1/98                                               186,953
500,000              Pembroke Pines, Florida, Public Improvement Bond,
                              6.90%, due 10/1/98, callable 10/1/96 at 102                                 519,100
                              (AMBAC)
200,000              Dade County, Florida, Public Improvement, Series 1,
                              6.80%, due 7/1/99, callable 7/1/89 at 102.75                                205,480
                              (MBIA)
300,000              New Hampshire, 6.50%, due 10/1/99, callable
                                     4/1/99 at 102                                                        324,060
300,000              Dauphin County Pennsylvania, 4.90%, due 3/15/00
                              (MBIA)                                                                      306,090
250,000              Wisconsin State, 6.40%, due 5/1/00, callable
                                    5/1/98 at 101                                                         268,200
640,000              Commonwealth of Pennsylvania, First Series, 6.60%,
                              due 6/1/01, callable 6/1/99 at 101.5                                        692,224
300,000              New Mexico State Severance, 5.20%, due 7/1/01,
                              callable 7/1/99 at 100                                                      307,500
215,000              Utah State Municipal Finance Coop., Salt Lake,
                                    6.90%, due 3/1/02 (LOC - Government
                              Revenue Pooled), callable 3/1/01 at 100                                     239,209
155,000              Cambria County Pennsylvania, 5.20%, due 8/15/02
                              (FGIC)                                                                      161,712
550,000              Maricopa County, Arizona, 6.80%, due 7/1/03,
                                    callable 7/1/97 at 101                                                572,880
350,000              Erie County Pennsylvania, 4.90%, due 9/1/04
                                   callable 9/1/98 at 100                                                 354,095
500,000              Washington Suburban Sanitation District, Maryland
                              Water Supply, 6.80%, due 6/1/05, callable 6/1/01                            561,650
                              at 102







510,000              Indiana Bond Bank, Series A2, 6.75%, due 1/1/06,
                              callable 1/1/01 at 102 (LOC Sumitomo Bank                                   563,193
                              Ltd.)




See accompanying notes.










                                      Shepmyers Investment Company

                                        Investments (continued)


                                           December 31, 1995



 Principal                                                                                               Market
 Amount              Description                                                                         Value
 ------              -----------                                                                        ------


                     General obligation bonds--51.03% (continued)
$200,000             Pleasant Valley Pennsylvania School District, 6.00%,
                     due 3/15/07, callable 3/15/00 at 100 (MBIA)                                        $ 207,820
350,000              Montgomery County Pennsylvania, 5.20%,
                     due 10/15/07, callable 10/15/00 at 100                                               353,570
225,000              Wilkes-Barre, Pennsylvania School District, (Luzerne
                              County), 6.00%, due 4/1/08, callable 10/1/04 at
                              100 (FGIC)                                                                  241,965
200,000              Seneca Valley Pennsylvania School District, 5.50%,
                     due 2/15/09, callable 8/15/05 at 100                                                 204,020
300,000              Haverford Township, Pennsylvania School District
                              (Delaware County), 6.00%, due 6/1/09, callable
                              6/1/04 at 100 (FGIC)                                                        321,900
                                                                                                       ----------
                     Total general obligation bonds                                                     7,979,671

                     Special obligation bonds--3.45%
225,000              Connecticut State Special Tax Obligation, 6.80%, due
                              10/1/97                                                                     235,665
300,000              Pennsylvania Intergovernmental Coop Authority,
                     Special Tax Revenue, Philadelphia Fund, 4.70%,
                     due 6/15/01 (FGIC)                                                                   304,320
                                                                                                      -----------
                     Total special obligation bonds                                                       539,985

                     Revenue bonds--28.81%
125,000              Commonwealth of PA Higher Education System
                              (University of Pittsburgh), 7.25%, due 6/1/96                               126,725
250,000              Lancaster County, Pennsylvania, Solid Waste, 7.00%,
                              due 12/15/96                                                                254,325
200,000              Harrisburg Authority, Dauphin County Lease
                                   Revenue, 5.80%, due 6/1/97                                             204,960
150,000              Memphis-Shelby County Tennessee Airport
                                  Authority, 4.25%, due 2/15/98                                           150,375


See accompanying notes.









                          Shepmyers Investment Company

                             Investments (continued)


                                December 31, 1995


Principal                                                                                               Market
 Amount              Description                                                                         Value
 ------              -----------                                                                        ------

                     Revenue bonds--28.81% (continued)
$245,000             Kenton County Kentucky School District, Finance
                              Corporate School Building, 4.25%, due 7/1/98                              $ 245,833
275,000              Fort Wayne, Indiana, Hospital Revenue Bond, 6.60%,
                              due 7/1/98, callable 7/1/96 at 102                                          283,250
500,000              Hillsborough County Florida Aviation Authority (Tampa
                              International Airport), 4.25%, due 10/1/98                                  501,950
300,000              West Chester Pennsylvania Area School District, 3.55%,
                              due 12/1/98                                                                 295,560
230,000              Intermountain Power Agency, Utah, 6.80%, due 7/1/02,
                              callable 1/1/97 at 102                                                      239,223
300,000              Pennsylvania State Certificates of Participation, Lease
                              Revenue, 4.90%, due 7/1/02 (AMBAC)                                          305,970
250,000              Kane County Illinois Public Building, Elgin Community
                              College, 6.80%, due 12/1/02, callable 12/1/99 at                            270,875
                              100
325,000              Knoxville, Tennessee Water Revenue, 6.70%, due
                              11/1/03, callable 11/1/97 at 102                                            342,712
350,000              District of Columbia, Georgetown University, 6.90%,
                              due 4/1/04, callable 4/1/99 at 102                                          379,365
450,000              Chester County Pennsylvania Health and Education
                              Authority (Main Line Health System), 4.90% due
                              5/15/04                                                                     450,000
175,000              State Public Schools Pennsylvania College Revenue
                              (Harrisburg Community), 5.10%, due 4/1/06                                   177,152
                              (MBIA)
250,000              Lancaster County Pennsylvania Vo-Tech School
                              Authority, 6.50%, due 2/15/07, callable 2/15/04                             276,050
                              at 100
                                                                                                      -----------
                     Total revenue bonds                                                                4,504,325




See accompanying notes.








                          Shepmyers Investment Company

                             Investments (continued)


                                December 31, 1995



Principal                                                                                               Market
 Amount              Description                                                                         Value
 ------              -----------                                                                        ------


                     Industrial revenue bonds--2.13%
$200,000             Montgomery County, Pennsylvania Redevelopment
                              Authority, Gwynedd--Oxford Project, 6.125%,
                              due 8/1/07, mandatory put 12/1/96 at 100                                  $ 202,500
130,000              Chester County Pennsylvania Industrial Development
                              Authority, Glenn Avenue Associates, 4.375%,
                              due 11/15/98 (Guaranteed by Provident Mutual                                130,455
                              Life)
                                                                                                      -----------
                     Total industrial revenue bonds                                                       332,955

                     Short-term investments--at cost, approximating
                              market--2.73%
 425,887             Muni Fund Portfolio of Municipal Funds for Temporary
                              Investment                                                                  425,887
                                                                                                      -----------
                     Total short-term investments                                                         425,887
                                                                                                      -----------
                     Total investments--100% (cost $14,923,738)                                       $15,636,649
                                                                                                      ===========

See accompanying notes.

                          Shepmyers Investment Company

                             Statement of Operations

                          Year ended December 31, 1995


Investment income:
         Interest                                                                                    $ 894,487

Expenses:
         Investment advisory fees                                                                       25,000
         Custodian fees                                                                                  7,582
         Transfer and dividend disbursing agent fees                                                     3,292
         Legal and professional fees                                                                    31,550
         Officers' salaries and directors' fees                                                         28,850
         Capital stock tax                                                                               2,830
         Clerical                                                                                        2,500
         Insurance                                                                                       2,378
         Miscellaneous                                                                                   6,030
                                                                                                    ----------
                                                                                                       110,012
                                                                                                    ----------
Net investment income                                                                                  784,475

Realized and unrealized gain (loss) on investments:
         Net realized loss from investment transactions                                                (2,632)
         Net unrealized appreciation of investments                                                    518,238
                                                                                                    ----------
Net gain on investments                                                                                515,606
                                                                                                    ----------
Net increase in net assets resulting from operations                                                $1,300,081
                                                                                                    ==========

See accompanying notes.

                          Shepmyers Investment Company

                       Statements of Changes in Net Assets



                                                                                         Year ended December 31

                                                                                        1995                1994
                                                                                    -----------------------------

Changes resulting from operations:
         Net investment income                                                    $   784,475         $   772,557
         Net realized loss from investment transactions                                (2,632)            (10,261)
         Net unrealized appreciation (depreciation) of
                  investments                                                         518,238            (721,930)
                                                                                  -----------         -----------
Net increase in net assets resulting from operations                                1,300,081              40,366

Distributions to shareholders:
         Dividends from net investment income                                        (775,921)           (812,832)
         Distribution from net realized gain from
                  investment transactions                                                   -              (1,500)
                                                                                  -----------         -----------
Total increase (decrease) in net assets                                               524,160            (773,966)

Net assets:
         Beginning of year                                                         15,220,352          15,994,318
                                                                                  -----------         -----------
         End of year (including undistributed net
                  investment income of $321,168 and
                  $312,614, respectively)                                         $15,744,512         $15,220,352
                                                                                  ===========         ===========


See accompanying notes.

                          Shepmyers Investment Company

                              Financial Highlights



                                                               Year ended December 31


                                                        1995            1994            1993            1992            1991
                                                        ----            ----            ----            ----            ----
PER SHARE DATA (for a share
         outstanding throughout the indicated
         year)

Net asset value, beginning of year                    $19.81          $20.82          $20.82          $20.65          $20.22

Income from investment operations:
         Investment income                              1.16            1.15            1.19            1.27            1.34
         Expenses                                        .14             .15             .14             .14             .14
                                                      ------          ------          ------          ------          ------
Net investment income                                   1.02            1.00            1.05            1.13            1.20
Net realized and unrealized (loss) gain on
         investments                                     .67            (.95)            .11             .26             .47
                                                      ------          ------          ------          ------          ------
Total from investment operations                        1.69            .05             1.16            1.39            1.67

Less distributions:
         Dividends from net investment                 (1.01)          (1.06)          (1.13)          (1.21)          (1.22)
                  income
         Distribution from net realized gain
                  from investment transactions             -               -            (.03)           (.01)           (.02)
                                                      ------          ------          ------          ------          ------
Total distributions                                    (1.01)          (1.06)          (1.16)          (1.22)          (1.24)
                                                      ------          ------          ------          ------          ------
Net asset value, end of year                          $20.49          $19.81          $20.82          $20.82          $20.65
                                                      ======          ======          ======          ======          ======

Total return based on net asset value
per share (1)                                           8.58%            .10%           5.57%           6.75%           8.31%
                                                      ======          ======          ======          ======          ======

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)               $15,745         $15,220         $15,994         $15,993         $15,862

Ratio of expenses to average net_assets                 .72%            .73%            .67%            .66%            .69%

Ratio of net investment income to average
         net assets                                    5.10%           5.02%           5.14%           5.55%           6.02%

Portfolio turnover rate                               11.00%          12.68%          14.92%          13.09%          14.09%

Number of shares outstanding at end of year         768,238         768,238         768,238         768,238         768,238


     (1) Total return based on market price has not been disclosed due to lack of market price information.


See accompanying notes.

                          Shepmyers Investment Company

                          Notes to Financial Statements


                                December 31, 1995



1. Summary of Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company and intends to meet the requirements of a regulated investment company as defined under Subchapter M of the Internal Revenue Code. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

The Company's investment objective is to seek as high a level of income and capital gains, net of federal income tax as is consistent with the preservation of capital. The Company will invest primarily in tax-exempt obligations, but may also own taxable obligations, preferred stock (including convertible preferred stocks), other fixed-income securities and common stocks (including warrants and rights to purchase common stocks). The relative proportions of the types of the Company's portfolio securities will vary from time to time but not less than 50% of the portfolio will be invested in obligations issued by states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations, the interest on which is exempt from federal income tax in the opinion of bond counsel to the issuers.

Valuation of Investments

Investments are valued based on prices furnished by an independent pricing service. This service determines the valuations based on valuations for normal institutional size trading units of debt securities. In most instances, these valuations represent the mean between the most recently quoted bid and ask prices. In the event that market quotations are not readily available, securities are valued at their fair value by the investment advisor under the supervision and responsibility of the Company's Board of Directors. These valuations are believed to accurately reflect the fair market value of such securities.

Recording of Transactions

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividends and distributions to shareholders are recorded on the declaration date.

                          Shepmyers Investment Company

1. Summary of Significant Accounting Policies (continued)

Determination of Realized Gains or Losses from Investment Transactions

Realized gains or losses from investment transactions are calculated on the identified cost basis.

Federal Income Tax

It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for Federal income taxes.

Investment Income

The Company records interest income on the accrual basis. In computing net investment income, the Company amortizes premium over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Original issue discount is accreted over the life of the security.

2. Dividends

On October 9, 1995, the Board of Directors declared a cash dividend from net investment income of $.15 per share, payable January 2, 1996, to shareholders of record on December 1, 1995.

3. Investment Advisory Fee and Other Transactions With Affiliates

The Investment Advisory Agreement provides that the Company will pay to the Investment Advisor, as compensation for services provided, a fee at an annual rate of $25,000. At December 31, 1995, $6,250 is payable.

An officer of the Company is a partner in a law firm that provides legal services to the Company. Fees to the firm for legal services aggregated $17,000 in 1994, of which $4,250 is payable at December 31, 1995.

                          Shepmyers Investment Company

3. Investment Advisory Fee and Other Transactions With Affiliates (continued)

The Board of Directors has resolved that each director be paid $250 per meeting attended plus an annual fee of $600, and that the Chairman of the Board be paid an annual consulting fee of $15,000 and other officers an annual salary of $100 as compensation for their services. Directors and officers are reimbursed by the Company for out-of-pocket expenses incurred in attending meetings of the Board of Directors.

4. Cost, Purchases, and Sales of Security Investments

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $1,663,049 and $1,932,291, respectively, during the year ended December 31, 1995.

At December 31, 1995, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $712,911 (aggregate gross unrealized appreciation of $717,351 less aggregate gross unrealized depreciation of $(4,440)).

5. Components of Net Assets

The components of net assets at December 31, 1995, are as follows:


Common stock--par value $.50 per share, 768,238
         shares issued and outstanding, (2,000,000 shares
         authorized); and capital paid-in                     $14,723,326

Undistributed net investment income                               321,168

Undistributed net capital losses                                 (12,893)

Net unrealized appreciation of investments                        712,911
                                                              -----------

Net assets                                                    $15,744,512
                                                              ===========

                          Shepmyers Investment Company

6. Proxy to Shareholders

An annual meeting of the shareholders of the Fund was held on April 28, 1995, at which time the shareholders approved the directors, the Advisor, and Independent Auditors. The tabulation was as follows:

                                           For             Against              Abstain
                                           ---             -------              -------

Directors:
         P. E. Spears                  711,900             3,550                      0
         G. P. King                    711,900             3,550                      0
         L. S. Devan                   703,410             12,040                     0
         J. M. Fuss                    711,900             3,550                      0
         R. E. Lemmon, Jr.             711,900             3,550                      0
         R. P. Myers                   711,900             3,550                      0
         P. F. Spears                  711,900             3,550                      0
         J. F. Thompson III            711,900             3,550                      0
         C. D. Weber                   711,900             3,550                      0


Advisor:                               713,247             0                      2,203

Rittenhouse, Inc.



Independent Auditor:
Ernst & Young LLP                      713,207             0                      2,243


                        Report of Independent Auditors


Shareholders and Board of Directors
Shepmyers Investment Company

We have audited the accompanying statement of assets and liabilities of Shepmyers Investment Company, including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shepmyers Investment Company as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                              ERNST & YOUNG LLP

January 17, 1996

                               CORPORATE DIRECTORY



DIRECTORS AND OFFICERS

P.E. Spears*
         President and Chairman of the Board

G.P. King*
         Vice President & Treasurer

W.B. McConnel, III
         Secretary

L.S. DeVan*
J.M. Fuss*
R.E. Lemmon, Jr.*
R.P. Myers*
P.F. Spears*
J.F. Thompson, III*
C.D. Weber*

                                                                      *Director


AUDITOR

Ernst & Young LLP
         Reading, Pennsylvania


COUNSEL

Drinker Biddle & Reath
         Philadelphia, Pennsylvania


INVESTMENT ADVISOR

Rittenhouse Financial Services, Inc.
         Radnor, Pennsylvania


CUSTODIAN, TRANSFER AGENT, REGISTRAR & DIVIDEND DISBURSING AGENT

Investors Trust Company
         Wyomissing, Pennsylvania